UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2016
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 2, 2016, TerraForm Global, Inc. issued a press release announcing that TerraForm Global Operating, LLC (“TerraForm Global”), its subsidiary, has launched an amended and restated solicitation of consents (the “Consent Solicitation”) from holders of record as of 5:00 p.m., New York City time, on November 14, 2016 of its 9.75% Senior Notes due 2022 (the “Notes”) to obtain waivers relating to certain reporting covenants under the indenture dated as of August 5, 2015 (as supplemented, the “Indenture”) with respect to the Notes among TerraForm Global, as issuer, the Guarantors party thereto and U.S. Bank National Association, as trustee.

The Consent Solicitation amends and restates the terms of the solicitation of consents of holders of the Notes by TerraForm Global, as set forth in the Consent Solicitation Statement and the related Letter of Consent, each dated November 15, 2016 and as extended.

Any holder that previously consented to the consent solicitation as set forth in the Consent Solicitation Statement and the related Letter of Consent, each dated November 15, 2016 (prior to the amendment and restatement on the date hereof), is required to re-submit its consent to the Proposed Waiver (as defined in the Consent Solicitation Statement, as amended and restated as of the date hereof) by properly completing and executing the Letter of Consent (as amended and restated on the date hereof) in accordance with the instructions set forth in the Consent Solicitation Statement and the related Letter of Consent (in each case as amended and restated on the date hereof) in order to receive any Consent Fee (as defined in the Consent Solicitation Statement, as amended and restated on the date hereof).

A copy of the press release is attached as Exhibit 99.1 to this Current Report on this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated December 2, 2016, titled “TerraForm Global Operating, LLC Launches Amended and Restated Consent Solicitation Related to Senior Notes”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Rebecca Cranna
Date:	December 2, 2016	Name:	Rebecca Cranna
		Title	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated December 2, 2016, titled “TerraForm Global Operating, LLC Launches Amended and Restated Consent Solicitation Related to Senior Notes”